UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2025

National Healthcare Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

540 Madison Ave., 27th Floor
New York, NY 10022
__________________________________________________________________________________________________________________________________________________________________________
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (332) 258-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPAP	The Nasdaq Global Market
7.125% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2025 annual meeting of stockholders (the “Annual Meeting”) of National Healthcare Properties, Inc. (the “Company”) held on May 22, 2025, the Company’s stockholders approved the 2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc. (the “Plan”). The Plan became effective upon stockholder approval. Generally, directors and employees of the Company are eligible to participate in the Plan. The total number of shares of the Company’s common stock that can be issued or subject to awards under the Plan is 1,900,000 shares, plus 6.5% of any shares issued and sold by the Company in any private or public offering that occurs following the approval of the Plan through, and including, an initial public offering of the Company’s common stock pursuant to an effective registration statement filed with the Securities and Exchange Commission (the “SEC”), but not including any private or public offering that occurs after such initial public offering. The Plan will expire on May 22, 2035. The foregoing description of the Plan is qualified in its entirety by reference to the Plan, which is filed as an exhibit to this Current Report on Form 8-K. The other material terms of the Plan have been previously reported by the Company and may be found in the Company’s definitive proxy statement filed with the SEC on April 11, 2025 (the “Proxy Statement”) in the section entitled “Proposal No. 3 — Approval of the 2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc.” on pages 36 to 43, which are incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 14,336,305 shares of the Company’s common stock, out of a total number of 28,296,439 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 50.66% of the shares entitled to be voted.
At the Annual Meeting, the Company’s stockholders: (i) re-elected (a) Michael Anderson, as a Class I director, to serve until the Company’s 2027 annual meeting of stockholders and until his successor is duly elected and qualifies, and (b) Edward G. Rendell and Elizabeth K. Tuppeny, as Class II directors, to serve until the Company’s 2028 annual meeting of stockholders and until their respective successors are duly elected and qualify; (ii) ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and (iii) approved the Plan. The proposals are described in detail in the Proxy Statement. No other proposals were considered or submitted or voted upon at the Annual Meeting.
The final results of the matters voted on at the Annual Meeting are set forth below:
Proposal 1 - Election of Directors:

Nominee	For	Withhold	Broker Non-Votes
Michael Anderson	4,205,414	754,196	9,376,695
Edward G. Rendell	4,119,623	839,987	9,376,695
Elizabeth K. Tuppeny	4,169,610	790,000	9,376,695

Proposal 2 - Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
13,694,062	398,810	243,433	—
Proposal 3 - Approval of the 2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc.:

For	Against	Abstain	Broker Non-Votes
3,520,353	962,615	476,642	9,376,695
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	2025 Omnibus Incentive Compensation Plan of National Healthcare Properties, Inc. (filed as an exhibit to the Company’s Registration Statement on Form S-8, filed with the Commission on May 22, 2025 and incorporated by reference herein)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTHCARE PROPERTIES, INC.

Date: May 23, 2025	By:	/s/ Scott M. Lappetito
Scott M. Lappetito Chief Financial Officer and Treasurer